Filed Pursuant to Rule 497(e)
1933 Act File No. 333-168040
1940 Act File No. 811-22436

EntrepreneurShares Series TrustTM
ERShares Global FundTM
ERShares US Small Cap Fund TM
ERShares US Large Cap Fund TM
October 17, 2019

Supplement to Prospectus Dated November 1, 2018
This supplement updates certain information in the Prospectus (“Prospectus”) dated November 1, 2018, as supplemented to date, for the ERShares Global FundTM, the ERShares US Small Cap FundTM, and the ERShares US Large Cap FundTM (each a “Fund” and, collectively, the “Funds”), each a series of EntrepreneurShares Series TrustTM, to revise information contained therein as described below.
For more information or to obtain a copy of the Prospectus and Statement of Information ("SAI") free of charge, please contact the Funds at 1-877-271-8811.  You may also obtain a copy of the Prospectus and SAI free of charge on the Funds’ website at www.entrepreneurshares.com or by writing the Funds at 235 West Galena Street, Milwaukee, Wisconsin 53212.  Please retain this supplement for future reference.
Principal Risks of Investing in the Fund
Each Fund’s disclosure regarding “Principal Risks of Investing in the Fund” is hereby supplemented to include the following risk factor:
Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations.  Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.
Management of the Funds
The disclosure regarding “Management of the Funds” is hereby amended and revised to replace the third paragraph in its entirety with the following:
Dr. Joel M. Shulman is the principal of Seaport Global Advisors, LLC (formerly known as Weston Capital Advisors, LLC), Capital Impact Advisors and the Sub-Advisor (the “Advisory Entities”): Chief Executive Officer of Seaport Global Advisors and Capital

Impact Advisors and President of the Sub-Advisor. While Dr. Shulman controls Capital Impact Advisors, the Pentegra Defined Benefit Plan for Financial Institutions (the “Pentegra DB Plan”), a tax qualified pension plan and trust, holds a 25% equity stake in Capital Impact Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the ERShares US Small Cap Fund and the ERShares US Large Cap Fund, and the Pentegra DB Plan is the majority shareholder of each Fund. The Advisory Entities provide all the investment advisory services to the Funds.
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The date of this Supplement is October 17, 2019.